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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:    April 15, 2003

DUPONT PHOTOMASKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20839 (Commission File Number)	74-2238819 (I.R.S. Employer Identification No.)

131 OLD SETTLERS BLVD.
ROUND ROCK, TEXAS 78664
(Address of principal executive offices, with zip code)

(512) 310-6500
Registrant's telephone number, including area code

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

  99.1
  Press release dated April 11, 2003 by DuPont Photomasks, Inc.

  99.2
  Press release dated April 15, 2003 by DuPont Photomasks, Inc.

Item 9. Regulation FD Disclosure

        On April 11, 2003, Dupont Photomasks, Inc., a Delaware corporation ("DPI"), announced its preliminary financial results for the fiscal quarter ended March 31, 2003 and certain other information. A copy of DPI's press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

        On April 15, 2003, Dupont Photomasks, Inc., a Delaware corporation ("DPI"), announced its financial results for the fiscal quarter ended March 31, 2003 and certain other information. A copy of DPI's press release announcing these financial results and certain other information is attached as Exhibit 99.2 hereto and incorporated by reference herein.

        This Report on Form 8-K is being furnished pursuant to Item 12.

Item 12. Results of Operations and Financial Condition

        On April 11, 2003, Dupont Photomasks, Inc., a Delaware corporation ("DPI"), announced its preliminary financial results for the fiscal quarter ended March 31, 2003 and certain other information. A copy of DPI's press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

        On April 15, 2003, Dupont Photomasks, Inc., a Delaware corporation ("DPI"), announced its financial results for the fiscal quarter ended March 31, 2003 and certain other information. A copy of DPI's press release announcing these financial results and certain other information is attached as Exhibit 99.2 hereto and incorporated by reference herein.

        This Report on Form 8-K is being furnished pursuant to Item 12.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2003	DUPONT PHOTOMASKS, INC.
/s/ SATISH RISHI Executive Vice President and Chief Financial Officer

DUPONT PHOTOMASKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated April 11, 2003
99.2	Press Release dated April 15, 2003

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SIGNATURES
DUPONT PHOTOMASKS, INC. INDEX TO EXHIBITS